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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): April 7, 2003.

                               Paxar Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

                      0-5610                             13-5670050
              (Commission File Number)         (IRS Employer Identification No.)

              105 Corporate Park Drive,                     10604
        White Plains, New York                           (Zip Code)
        (Address of Principal Executive Offices)

                                 (914) 697-6800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure.


On April 7, 2003, the Registrant announced that its earnings for the quarter ended March 31, 2003 would be less than previously announced estimates. See the press release attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        Exhibit 99.1 - Paxar Corporation Press Release, issued April 7, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAXAR CORPORATION
                                      (Registrant)


Date: April 7, 2003                   By:  /s/ Jack R. Plaxe
                                         -----------------------------
                                           Jack R. Plaxe
                                           Senior Vice President and
                                           Chief Financial Officer


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